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                                                                    Exhibit 23.1

                         Consent of Independent Auditors

         We consent to the use in this Registration Statement on Form SB-2, Amendment No. 2 of our report dated March 6, 2000 relating to the financial statements of VidKid Distribution, Inc. for the year ended December 31, 1999 and the reference to our firm under the caption "Experts" in this Registration Statement.

                                                   /s/ Feldman Sherb & Co., P.C.
                                                   -----------------------------
                                                   Feldman Sherb & Co., P.C.
                                                   Certified Public Accountants
New York, New York
November 1, 2000

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